UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 24, 2006

                         Lawrence Consulting Group, Inc.
             (Exact name of registrant as specified in its charter)

           Delaware                       000-50956              20-0653570
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
        incorporation)                                       Identification No.)

445 Central Avenue, Suite 305, Cedarhurst, New York                     11516
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    (Address of principal executive offices)                          (Zip Code)

Registrant's telephone number, including area code: (516) 374 5392

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

      On January 24, 2006, the Registrant effected a two-for-one share distribution with respect to its common stock pursuant to which the Registrant is issuing one share of common stock for each share outstanding on the record date, January 24, 2006.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        LAWRENCE CONSULTING GROUP, INC.
                                                 (Registrant)


Date: January 30, 2006                  /s/ Dov Perlysky
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                                        Dov Perlysky, Chief Executive Officer